Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

#57 CRUSHED ROCK FOR SURFACE PAVING - ISBL AREAS

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00099 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 24-Jan-2025

The Agreement between the Parties listed above is changed as follows:

1.    In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Contractor will install #57 crushed rock as surface paving in each Train’s ISBL areas (in lieu of Contractor selecting material that meets project specification 26290-100-3PS-CG00-F0001).

2.    For the avoidance of doubt this Change Order does not revise the surface paving scope with respect to OSBL areas.

3.    With respect to Train 1 (only), Contractor will complete installation of surface paving no later than forty-five (45) Days following the Substantial Completion of Train 1. Accordingly, such completion of surface paving is excluded as a requirement of Train 1 Substantial Completion.

4.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..….....................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00098)…….……….….....	$502,842,149
3. The Contract Price prior to this Change Order was ........................…..................................................	$5,986,842,149
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………....................	[***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………….....................	[***]
8. The new Contract Price including this Change Order will be …………………………………….....	$5,987,108,943

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: YES
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: SS Contractor IS Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/Ian Swanbeck

Name: Ian Swanbeck

Title: Vice President, Execution

BECHTEL ENERGY INC.

By: /s/ Steven Smith

Name: Steven Smith

Title: Sr. Project Manager and Senior Vice President